UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2021

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155
1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(817)
963-1234
(817)
963-1234
N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
At the Market Offering
On October 22, 2020, AAG entered into an equity distribution agreement (the “Prior Distribution Agreement”), relating to the issuance and sale from time to time by AAG (the “Prior ATM”), through the investment banks identified therein, of shares of AAG’s common stock having an aggregate gross sales price of up to $1,000,000,000. Since the Prior ATM’s inception on October 22, 2020 through January 28, 2021, we sold an aggregate of 68,561,487 shares of our common stock at an average price of $12.87 per share, raising gross proceeds of approximately $882.4 million. On January 28, 2021, we provided notice of the termination of the Prior ATM, effective as of January 28, 2021.
On January 29, 2021, AAG entered into a new equity distribution agreement (the “Distribution Agreement”) with Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Barclays Capital Inc. and BNP Paribas Securities Corp. (collectively, the “Managers”), relating to the issuance and sale from time to time by AAG (the “ATM Offering”), through the Managers, of shares of AAG’s common stock having an aggregate gross sales price of up to $1,117,590,000 (the “ATM Shares”). Sales of the ATM Shares, if any, under the Distribution Agreement may be made in ordinary brokers’ transactions, to or through a market maker, on or through The Nasdaq Global Select Market, the existing trading market for AAG’s common stock, or any other market venue where AAG’s common stock may be traded, in the over-the-counter
market, in privately negotiated transactions, or through a combination of any such methods of sale. The Managers may also sell AAG’s common stock by any other method permitted by law.
Under the terms of the Distribution Agreement, AAG may also sell ATM Shares to any Manager, as principal for its own account, including a block trade, at a price agreed upon at the time of sale. If AAG sells ATM Shares to a Manager as principal, AAG will enter into a separate terms agreement with such Manager and will describe any such agreement in a separate prospectus supplement or pricing supplement.
The Distribution Agreement includes customary representations, warranties and covenants by AAG and customary obligations of the parties and termination provisions. AAG has agreed to indemnify the Managers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Managers may be required to make with respect to any of those liabilities. Under the terms of the Distribution Agreement, AAG will pay the Managers a commission of 1.0% of the gross sales price of any ATM Shares sold.
The ATM Shares to be sold under the Distribution Agreement, if any, will be issued and sold pursuant to the prospectus forming a part of AAG’s shelf registration statement on Form
S-3
(File
No. 333-236503),
which became effective upon filing by AAG with the Securities and Exchange Commission on February 19, 2020, and a prospectus supplement dated January 29, 2021 related thereto. AAG plans to use the net proceeds from any sales of ATM Shares pursuant to the Distribution Agreement for general corporate purposes and to enhance its liquidity position.
The offering of common stock pursuant to the Distribution Agreement will terminate upon the earliest of (1) the sale of all ATM Shares subject to the Distribution Agreement, (2) the termination of the Distribution Agreement by AAG or by any of the Managers, with respect to such Manager only or (3) February 19, 2023.
The foregoing description of the Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on
Form 8-K
and is incorporated in this Item 1.01 by reference.
The Managers and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with AAG in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
On January 28, 2021, the Company provided notice of the termination of the Prior Distribution Agreement, effective as of January 28, 2021 and the Prior Distribution Agreement was terminated pursuant to its terms. At the time the Prior Distribution Agreement was terminated, we had sold an aggregate of 68,561,487 shares of common stock for gross proceeds of approximately $882.4 million, with shares of common stock having an aggregate gross sales price of up to approximately $117.6 remaining unsold. The material terms and conditions of the Prior Distribution Agreement and the Prior ATM were described in the Company’s Current Report on Form
8-K
filed on October 22, 2020.

ITEM 8.01.	OTHER EVENTS.
Future Aircraft Deliveries and Financing Status
Set forth below is an updated summary of the mainline aircraft that we have under contract for scheduled delivery after the date of this report with respect to the balance of 2021 or in 2022:
Boeing 737 MAX Family Aircraft
. We have accepted delivery of five MAX aircraft year to date and presently expect an additional six MAX aircraft to be delivered in the balance of 2021 and ten MAX aircraft in 2022. We have financing commitments in place for three of the six MAX aircraft to be delivered in the balance of 2021 and do not have any financing commitments in place for the ten MAX aircraft to be delivered in 2022. However, we have the right to defer all of the 13 MAX aircraft deliveries that do not have committed financing to 2023 or 2024.
Boeing 787 Family Aircraft
. We have not accepted any 787 aircraft year to date and presently expect 19 787 aircraft to be delivered in the balance of 2021 and none in 2022. We have financing commitments in place for all 19 of these 787 aircraft.
Airbus A321NEO Family Aircraft
. We have accepted delivery of one NEO aircraft year to date and presently expect an additional 15 NEO aircraft to be delivered in the balance of 2021 and 26 NEO aircraft in 2022. We have financing commitments in place for all 15 NEO aircraft to be delivered in the balance of 2021. We do not have in place financing commitment (third party or backstop) for any of the 2022 NEO deliveries.
Our ability to draw on the financing commitments described above is subject to (a) the satisfaction of various terms and conditions, including in some cases, on our acquisition of the aircraft by a certain date and (b) the performance by the counterparty providing such financing commitments of its obligations thereunder.
Flight Cancellations on January 28, 2021
On January 28, 2021, we experienced approximately 300 flight cancellations involving aircraft operated by our wholly-owned regional subsidiary, PSA Airlines, Inc. (“PSA”). The flight cancellations were due to a delay in conducting maintenance checks on PSA’s CRJ aircraft. Substantially all of the aircraft involved have been, or we expect promptly will be, returned to service, and we do not expect this event to have a material effect on our results of operations.
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Companies’ plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Companies’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Companies’ Quarterly Report on Form
10-Q
for the nine months ended September 30, 2020 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Companies’ other filings with the Securities and Exchange Commission. There may be other factors of which the Companies are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Companies in particular have been material, are changing rapidly, and cannot be predicted. The Companies do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated January 29, 2021, by and among American Airlines Group Inc. and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and BNP Paribas Securities Corp.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in its opinion filed as Exhibit 5.1).

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: January 29, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: January 29, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer